                                                                  EXHIBIT (A)(5)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                              POLLO TROPICAL, INC.
                                       TO
                              CARROLS CORPORATION

                   (Not to be Used for Signature Guarantees)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares (the 'Shares') of common stock, par value $.01 per share (the 'Common Stock') of Pollo Tropical, Inc., a Florida corporation (the 'Company'), are not immediately available or time will not permit all required documents to reach American Stock Transfer & Trust Company as Depositary (the 'Depositary'), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

      By Mail, Hand or                            By Facsimile
    Overnight Delivery:                           Transmission:
       40 Wall Street                             (For Eligible
         46th Floor                               Institutions
  New York, New York 10005                            Only)

                                                 (718) 234-5001

                                                Confirm Receipt
                                                 of Facsimile
                                                 by Telephone:

                                                (718) 921-8200

                     -------------------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, AND TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an 'Eligible Institution' under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Carrols Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 10, 1998 (the 'Offer to Purchase'), and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the 'Offer'), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase.

Series and Certificate Nos. of Shares (if available):

Common Stock, par value $.01 per share

Name(s) of Record Holder(s)                                 Address(es):
                            -------------------------                    -----------------------------------------

-----------------------------------------------------       ------------------------------------------------------
                                                                                                        (Zip) Code

Certificate Nos.                                            Area Code and Tel. No.:
                -------------------------------------                               ------------------------------

Number of Shares Tendered                                   Signature(s):
                          ---------------------------                     ----------------------------------------

                                                            Dated:
                                                                   -----------------------------------------------

                             PLEASE TYPE OR PRINT

Check box if Shares will be delivered by book-entry transfer:

/ / The Depository Trust Company
Account No.:
            ----------------------------------

                                   GUARANTEE
                  (NOT TO BE USED FOR THE SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution (as defined in the Offer to Purchase), hereby guarantees delivery to the Depositary, at one of its addresses set forth above, certificates ('Share Certificates') evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in any case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three days on which the Nasdaq National Market is open for business after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


                                       -----------------------------------------
                                       (Name of Firm)

                                       -----------------------------------------
                                       (Authorized Signature)


                                       -----------------------------------------
                                       (Name)


                                       -----------------------------------------
                                       (Title)


                                       -----------------------------------------
                                       (Address)


                                       -----------------------------------------
                                       (Zip Code)


                                       -----------------------------------------
                                       (Area Code and Telephone No.)

                                       PLEASE TYPE OR PRINT


Dated:                   , 1998
      ------------------

                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3